UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number   811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
 (Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	3/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

MARCH 31, 2011 Semiannual Report to Shareholders

DWS Global Inflation Plus Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Consolidated Portfolio Summary
10 Consolidated Investment Portfolio
17 Consolidated Statement of Assets and Liabilities
19 Consolidated Statement of Operations
20 Consolidated Statement of Changes in Net Assets
21 Consolidated Financial Highlights
26 Notes to Consolidated Financial Statements
40 Summary of Management Fee Evaluation by Independent Fee Consultant
44 Account Management Resources
45 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund invests in commodity-linked derivatives which may subject the fund to special risks. The fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Market price movements or regulatory and economic changes will have a significant impact on the fund's performance. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. If interest rates rise due to reasons other than inflation, the fund's investment in inflation-indexed bonds may not be fully protected from the effects of rising interest rates. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2011
Average Annual Total Returns as of 3/31/11
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	5-Year	Life of Fund*
Class A	1.95%	8.48%	3.18%	5.61%	4.82%
Class B	1.55%	7.69%	2.43%	4.81%	4.03%
Class C	1.45%	7.58%	2.39%	4.79%	4.03%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	-0.86%	5.49%	2.23%	5.03%	4.31%
Class B (max 4.00% CDSC)	-2.45%	4.69%	1.79%	4.64%	3.89%
Class C (max 1.00% CDSC)	0.45%	7.58%	2.39%	4.79%	4.03%
No Sales Charges
Class S	2.08%	8.77%	3.44%	5.80%	5.01%
Institutional Class	2.08%	8.77%	3.47%	5.87%	5.09%
Barclays Capital US Treasury: US TIPS Index+	1.42%	7.91%	3.93%	6.25%	5.48%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on July 8, 2005. Index returns began on July 30, 2005.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2011 are 1.05%, 1.86%, 1.80%, 0.94% and 0.68% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Inflation Plus Fund — Class A [] Barclays Capital US Treasury: US TIPS Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.

+ The Barclays Capital US Treasury: US TIPS Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the US Treasury with at least one year to final maturity.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 3/31/11	$10.55	$10.66	$10.67	$10.51	$10.51
9/30/10	$10.39	$10.51	$10.52	$10.36	$10.36
Distribution Information: Six Months as of 3/31/11: Income Dividends	$.05	$.01	$.01	$.06	$.06

Lipper Rankings — Global Income Funds Category as of 3/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	50	of	163	31
3-Year	96	of	122	79
5-Year	67	of	99	67
Class B 1-Year	66	of	163	41
3-Year	104	of	122	85
5-Year	75	of	99	75
Class C 1-Year	68	of	163	42
3-Year	105	of	122	86
5-Year	76	of	99	76
Class S 1-Year	45	of	163	28
3-Year	89	of	122	73
5-Year	58	of	99	58
Institutional Class 1-Year	45	of	163	28
3-Year	88	of	122	72
5-Year	50	of	99	50

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, B, C and S shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2010 to March 31, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended March 31, 2011
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/11	$1,019.50	$1,015.50	$1,014.50	$1,020.80	$1,020.80
Expenses Paid per $1,000*	$4.58	$8.34	$8.34	$3.33	$3.17
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/11	$1,020.39	$1,016.65	$1,016.65	$1,021.64	$1,021.79
Expenses Paid per $1,000*	$4.58	$8.35	$8.35	$3.33	$3.18

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Global Inflation Plus Fund	.91%	1.66%	1.66%	.66%	.63%

For more information, please refer to the Fund's prospectus.

Consolidated Portfolio Summary
Asset Allocation (As a % of Consolidated Investment Portfolio excluding Securities Lending Collateral)	3/31/11	9/30/10

Government & Agency Obligations	89%	93%
Mortgage-Backed Securities Pass-Throughs	3%	—
Cash Equivalents	3%	3%
Collateralized Mortgage Obligations	2%	1%
Corporate Bonds	1%	2%
Asset-Backed	1%	1%
Common Stocks	1%	—
	100%	100%

Quality (Excludes Cash Equivalents, Short-Term US Treasury Obligations and Securities Lending Collateral)	3/31/11	9/30/10

US Government and Agencies	96%	96%
AAA	2%	1%
A	1%	2%
Not Rated	1%	1%
	100%	100%

Interest Rate Sensitivity	3/31/11	9/30/10

Effective Maturity	9.0 years	9.6 years
Effective Duration	7.8 years	8.2 years

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Asset Allocation, Quality and Interest Rate Sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Consolidated Investment Portfolio as of March 31, 2011 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bond 1.2%
Financials
Pacific Life Global Funding, 144A, 3.752%*, 6/2/2018 (Cost $3,000,000)	3,000,000	2,688,000

Mortgage-Backed Securities Pass-Throughs 3.0%
Federal Home Loan Mortgage Corp., 7.5%, 3/17/2017	240,713	245,204
Federal National Mortgage Association, 9.0%, 3/1/2020	89,208	97,246
Government National Mortgage Association, 5.5%, 7/15/2035	5,811,738	6,324,805
Total Mortgage-Backed Securities Pass-Throughs (Cost $6,655,140)		6,667,255

Asset-Backed 0.9%
Credit Card Receivables
Citibank Omni Master Trust, "A8", Series 2009-A8, 144A, 2.355%*, 5/16/2016	1,000,000	1,015,100
Discover Card Master Trust, "A2", Series 2007-A2, 0.65%*, 6/15/2015	1,000,000	1,001,447
Total Asset-Backed (Cost $2,005,275)		2,016,547

Collateralized Mortgage Obligations 2.3%
Federal National Mortgage Association:
"FJ", Series 2003-45, 1.761%*, 6/25/2033	1,162,224	1,193,895
"SA", Series 2003-30, Interest Only, 7.401%***, 10/25/2017	4,087,268	280,483
"FE", Series 2003-118, 0.75%*, 12/25/2033	354,816	357,079
"FT", Series 2003-102, 0.65%*, 10/25/2033	1,317,717	1,319,234
Government National Mortgage Association:
"FD", Series 2001-30, 1.204%*, 3/20/2031	188,347	191,214
"FY", Series 2002-76, 0.554%*, 12/16/2026	79,150	79,029
Residential Asset Securitization Trust, "1A2", Series 2003-A15, 0.7%*, 2/25/2034	1,786,420	1,690,797
Total Collateralized Mortgage Obligations (Cost $5,060,169)		5,111,731

Government & Agency Obligations 82.1%
US Government Sponsored Agency 3.2%
Federal National Mortgage Association, 1.746%*, 8/8/2011	7,000,000	6,997,900
US Treasury Obligations 78.9%
US Treasury Inflation-Indexed Bonds:
1.75%, 1/15/2028 (b)	9,459,360	9,641,159
2.125%, 2/15/2040 (b)	8,149,920	8,617,904
2.375%, 1/15/2025 (b)	14,017,560	15,735,805
2.5%, 1/15/2029 (b)	8,204,560	9,293,584
3.625%, 4/15/2028 (b)	15,655,870	20,191,188
US Treasury Inflation-Indexed Notes:
0.5%, 4/15/2015	10,160,400	10,546,180
0.625%, 4/15/2013 (b)	14,584,360	15,263,437
1.25%, 4/15/2014	10,924,515	11,674,297
1.375%, 7/15/2018	10,211,000	10,872,326
1.375%, 1/15/2020	10,182,300	10,676,304
1.625%, 1/15/2018	16,396,224	17,728,417
1.875%, 7/15/2015 (b)	14,716,260	16,190,184
2.0%, 1/15/2016	7,765,730	8,573,847
US Treasury Note, 3.625%, 2/15/2020 (b)	10,000,000	10,271,880
		175,276,512
Total Government & Agency Obligations (Cost $174,442,389)		182,274,412

Short-Term US Treasury Obligations 3.9%
US Treasury Bills:
0.144%**, 10/20/2011 (a)	1,000,000	999,189
0.149%**, 10/20/2011 (a)	1,000,000	999,161
0.159%**, 6/23/2011 (a)	1,200,000	1,199,559
0.176%**, 4/7/2011 (a)	2,000,000	1,999,942
0.191%**, 7/28/2011 (a)	1,500,000	1,499,061
0.212%**, 4/7/2011 (a)	500,000	499,982
0.244%**, 6/30/2011 (a)	100,000	99,977
0.92%**, 6/16/2011 (a)	1,400,000	1,399,727
Total Short-Term US Treasury Obligations (Cost $8,696,559)		8,696,598

	Shares	Value ($)

Common Stocks 0.9%
Financials
American Capital Agency Corp. (REIT) (Cost $1,889,591)	66,000	1,923,240

Securities Lending Collateral 48.1%
Daily Assets Fund Institutional, 0.22% (c) (d) (Cost $106,913,172)	106,913,172	106,913,172
Cash Equivalents 2.9%
Central Cash Management Fund, 0.17% (c) (Cost $6,494,817)	6,494,817	6,494,817

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $315,157,112)+	145.3	322,785,772
Other Assets and Liabilities, Net	(45.3)	(100,668,542)
Net Assets	100.0	222,117,230

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2011.

** Annualized yield at time of purchase; not a coupon rate.

*** These securities are shown at their current rate as of March 31, 2011.

+ The cost for federal income tax purposes was $316,141,255. At March 31, 2011, net unrealized appreciation for all securities based on tax cost was $6,644,517. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,357,873 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,713,356.

(a) At March 31, 2011, this security has been pledged, in whole or in part, as collateral for open commodity-linked rate swap contracts.

(b) All or a portion of these securities were on loan amounting to $84,566,348. In addition, included in other assets and liabilities, net are pending sales, amounting to $18,723,954, that are also on loan (see Notes to Consolidated Financial Statements). The value of all securities loaned at March 31, 2011 amounted to $103,290,302, which is 46.4% of net assets.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

REIT: Real Estate Investment Trust

At March 31, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	6/15/2011	156	16,750,117	(33,250)
10 Year US Treasury Note	USD	6/21/2011	116	13,807,625	(7,927)
2 Year US Treasury Note	USD	6/30/2011	98	21,376,250	8,531
Total net unrealized depreciation					(32,646)

At March 31, 2011, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	6/21/2011	79	9,778,236	108,573
10 Year Japanese Government Bond	JPY	6/9/2011	1	1,677,687	(601)
Federal Republic of Germany Euro-Bund	EUR	6/8/2011	25	4,296,949	16,242
United Kingdom Long Gilt Bond	GBP	6/28/2011	102	19,172,329	28,151
Total net unrealized appreciation					152,365

At March 31, 2011, open commodity-linked swap contracts were as follows:
Expiration Date	Notional Amount ($)		Fixed Fee Paid by the Fund	Pay/Receive Return of the Reference Index	Value ($) (e)
Long Positions
4/21/2011	8,933,400	1	0.48%	Barclays Capital Pure Beta DJ-UBSCI Excess Return Index	398,800
4/21/2011	8,933,400	2	0.46%	Citi Cubes Dow Jones-UBS Weighted Index	359,378
4/21/2011	2,167,000	3	0.25%	Dow Jones-UBS Commodity Index	89,599
4/21/2011	3,468,000	5	0.25%	Dow Jones-UBS Commodity Index 3 Month Forward	143,391
4/21/2011	992,600	4	0.38%	Dow Jones-UBS Commodity Index 3 Month Forward	40,978
4/21/2011	9,926,000	3	0.46%	Goldman Dow Jones- UBS Commodity Excess Return E95 Strategy	406,701
4/21/2011	8,933,400	5	0.34%	Merrill Lynch Commodity Index eXtra LDA Excess Return Index	345,216
4/21/2011	35,315,600	6	0.05%	UBS Basket	(932,239)
Short Positions
4/21/2011	744,600	4	0.15%	Dow Jones-UBS Commodity Index	(30,697)
4/21/2011	1,861,500	1	0.09%	Dow Jones-UBS Commodity Index	(76,688)
4/21/2011	1,861,500	5	0.10%	Dow Jones-UBS Commodity Index	(76,742)
4/21/2011	3,723,000	2	0.10%	Dow Jones-UBS Commodity Index	(153,395)
Total net unrealized appreciation					514,302

(e) There are no upfront payments on commodity-linked swaps, therefore unrealized appreciation (depreciation) is equal to their value.

At March 31, 2011, open total return swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
5/28/2010 6/1/2012	6,800,000	2	0.45%	Citi Global Interest Rate Strategy Index	53,974	4,533	49,441
3/16/2011 4/25/2011	14,000,000	1	0.15%	Barclays Commodities Producers Currency Index	389,715	—	389,715
Total unrealized appreciation							439,156
Counterparty: 1 Barclays Bank PLC 2 Citigroup, Inc 3 The Goldman Sachs & Co. 4 Morgan Stanley 5 Merrill Lynch & Co., Inc 6 UBS AG

At March 31, 2011, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	3,866,571	AUD	3,911,000	4/19/2011	169,296	UBS AG
USD	6,075,154	CAD	6,011,000	4/19/2011	122,358	UBS AG
USD	3,413,104	NOK	19,311,000	4/19/2011	75,354	UBS AG
USD	7,003,717	SEK	45,036,000	4/19/2011	124,854	UBS AG
CHF	5,733,000	USD	6,279,299	4/19/2011	36,869	UBS AG
GBP	2,478,000	USD	3,988,217	4/19/2011	13,844	UBS AG
Total unrealized appreciation					542,575

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	3,801,597	JPY	306,265,000	4/19/2011	(119,250)	UBS AG
EUR	2,145,000	USD	2,992,318	4/19/2011	(46,501)	UBS AG
NZD	5,041,000	USD	3,693,037	4/19/2011	(148,550)	UBS AG
Total unrealized depreciation					(314,301)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosure regarding futures contracts, commodity-linked swap contracts, total return swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (f)
Corporate Bond	$—	$2,688,000	$—	$2,688,000
Mortgage-Backed Securities Pass-Throughs	—	6,667,255	—	6,667,255
Asset-Backed	—	2,016,547	—	2,016,547
Collateralized Mortgage Obligations	—	5,111,731	—	5,111,731
Government & Agency Obligations	—	182,274,412	—	182,274,412
Common Stocks	1,923,240	—	—	1,923,240
Short-Term Investments (f)	113,407,989	8,696,598	—	122,104,587
Derivatives (g)	161,497	2,765,794	—	2,927,291
Total	$115,492,726	$210,220,337	$—	$325,713,063
Liabilities
Derivatives (g)	$(41,778)	$(1,584,062)	$—	$(1,625,840)
Total	$(41,778)	$(1,584,062)	$—	$(1,625,840)

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the period ended March 31, 2011.

(f) See Consolidated Investment Portfolio for additional detailed categorizations.

(g) Derivatives include unrealized appreciation (depreciation) on open futures contracts, commodity-linked swap contracts, total return swap contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at March 31, 2011.
Government & Agency Obligations
Balance as of September 30, 2010	$1,500,000
Net realized gain (loss)	8,946
Change in unrealized appreciation (depreciation)	(9,375)
Amortization premium/discount	429
Net purchases (sales)	(1,500,000)
Transfers into Level 3	—
Transfers (out) of Level 3	—
Balance as of March 31, 2011	$—
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2011	$—

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities
as of March 31, 2011 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $201,749,123) — including $84,566,348 of securities loaned	$209,377,783
Investment in Daily Assets Fund Institutional (cost $106,913,172)*	106,913,172
Investment in Central Cash Management Fund (cost $6,494,817)	6,494,817
Total investments, at value (cost $315,157,112)	322,785,772
Cash	10,000
Deposits with brokers on open futures contracts	1,326,098
Cash held as collateral for open forward foreign currency exchange contracts	1,330,000
Deposit from broker for open swap contracts	290,000
Receivable for investments sold	27,968,970
Receivable for Fund shares sold	280,188
Dividends receivable	50,400
Interest receivable	857,327
Unrealized appreciation on open swap contracts	2,223,219
Unrealized appreciation on open forward foreign currency exchange contracts	542,575
Receivable for variation margin on open futures contracts	119,719
Upfront payments paid on swap contracts	4,533
Due from Advisor	2,272
Other assets	42,276
Total assets	357,833,349
Liabilities
Payable upon return of securities loaned	106,913,172
Payable upon return of deposit for open swap contracts	290,000
Payable for Fund shares redeemed	26,675,241
Unrealized depreciation on open swap contracts	1,269,761
Unrealized depreciation on open forward foreign currency exchange contracts	314,301
Accrued management fee	84,178
Other accrued expenses and payables	169,466
Total liabilities	135,716,119
Net assets, at value	$222,117,230

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the consolidated financial statements.
Consolidated Statement of Assets and Liabilities as of March 31, 2011 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	318,808
Net unrealized appreciation (depreciation) on: Investments	7,628,660
Swap contracts	953,458
Futures	119,719
Foreign currency	223,508
Accumulated net realized gain (loss)	(829,933)
Paid-in capital	213,703,010
Net assets, at value	$222,117,230
Net Asset Value
Class A Net Asset Value and redemption price per share ($28,922,826 ÷ 2,742,778 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$10.55
Maximum offering price per share (100 ÷ 97.25 of $10.55)	$10.85
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,333,551 ÷ 218,834 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$10.66
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($13,893,634 ÷ 1,302,173 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$10.67
Class S Net Asset Value, offering and redemption price per share ($19,575,081 ÷ 1,862,238 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$10.51
Institutional Class Net Asset Value, offering and redemption price per share ($157,392,138 ÷ 14,973,834 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$10.51

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations
for the six months ended March 31, 2011 (Unaudited)
Investment Income
Income: Interest	$3,130,799
Income distributions — Central Cash Management Fund	6,586
Dividends	75,600
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	10,094
Total income	3,223,079
Expenses: Management fee	469,524
Administration fee	117,381
Distribution and service fees	120,595
Services to shareholders	59,935
Reports to shareholders	27,591
Custodian fee	11,808
Trustees' fees and expenses	4,677
Registration fees	34,445
Professional fees	58,403
Other	13,420
Total expenses before expense reductions	917,779
Expense reductions	(43,701)
Total expenses after expense reductions	874,078
Net investment income (loss)	2,349,001
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	314,021
Futures	609,182
Swap contracts	2,347,315
Foreign currency	244,763
3,515,281
Change in net unrealized appreciation (depreciation) on: Investments	(2,943,994)
Futures	256,923
Swap contracts	1,224,310
Foreign currency	229,225
(1,233,536)
Net gain (loss)	2,281,745
Net increase (decrease) in net assets resulting from operations	$4,630,746

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010
Operations: Net investment income	$2,349,001	$2,865,085
Net realized gain (loss)	3,515,281	5,623,265
Change in net unrealized appreciation (depreciation)	(1,233,536)	7,380,784
Net increase (decrease) in net assets resulting from operations	4,630,746	15,869,134
Distributions to shareholders: Net investment income: Class A	(152,738)	(381,480)
Class B	(3,018)	(17,168)
Class C	(17,560)	(84,844)
Class S	(134,762)	(342,699)
Institutional Class	(1,023,458)	(1,858,324)
Total distributions	(1,331,536)	(2,684,515)
Fund share transactions: Proceeds from shares sold	56,315,766	92,852,002
Reinvestment of distributions	1,314,562	2,585,634
Payments for shares redeemed	(52,690,586)	(40,819,682)
Net increase (decrease) in net assets from Fund share transactions	4,939,742	54,617,954
Increase (decrease) in net assets	8,238,952	67,802,573
Net assets at beginning of period	213,878,278	146,075,705
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $318,808 and $698,657, respectively)	$222,117,230	$213,878,278

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights
Class A Years Ended September 30,	2011	a	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$10.39		$9.65	$10.09	$9.97	$9.91	$10.11
Income (loss) from investment operations: Net investment incomeb	.10		.15	.06	.70	.38	.47
Net realized and unrealized gain (loss)	.11		.73	.20	(.29)	.17	(.25)
Total from investment operations	.21		.88	.26	.41	.55	.22
Less distributions from: Net investment income	(.05)		(.14)	(.45)	(.22)	(.48)	(.42)
Net realized gains	—		—	(.15)	(.07)	(.01)	—
Tax return of capital	—		—	(.10)	—	—	—
Total distributions	(.05)		(.14)	(.70)	(.29)	(.49)	(.42)
Net asset value, end of period	$10.55		$10.39	$9.65	$10.09	$9.97	$9.91
Total Return (%)c,d	1.95	**	9.15	3.10	3.94	5.78	2.30
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29		31	23	30	4	1
Ratio of expenses before expense reductions (%)	.99	*	1.05	1.14	1.03	1.81	2.08
Ratio of expenses after expense reductions (%)	.91	*	.90	.91	.90	.90	.90
Ratio of net investment income (%)	1.84	*	1.52	.61	6.76	3.94	4.88
Portfolio turnover rate (%)	49	**	237	114	91	167	331
a For the six months ended March 31, 2011 (Unaudited).
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B Years Ended September 30,	2011	a	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$10.51		$9.76	$10.13	$10.02	$9.95	$10.12
Income (loss) from investment operations: Net investment incomeb	.06		.07	(.01)	.62	.31	.40
Net realized and unrealized gain (loss)	.10		.74	.20	(.29)	.17	(.26)
Total from investment operations	.16		.81	.19	.33	.48	.14
Less distributions from: Net investment income	(.01)		(.06)	(.31)	(.15)	(.40)	(.31)
Net realized gains	—		—	(.15)	(.07)	(.01)	—
Tax return of capital	—		—	(.10)	—	—	—
Total distributions	(.01)		(.06)	(.56)	(.22)	(.41)	(.31)
Net asset value, end of period	$10.66		$10.51	$9.76	$10.13	$10.02	$9.95
Total Return (%)c,d	1.55	**	8.36	2.28	3.12	5.01	1.46
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		3	3	3	.3	.1
Ratio of expenses before expense reductions (%)	1.82	*	1.86	1.96	1.89	2.58	2.81
Ratio of expenses after expense reductions (%)	1.66	*	1.65	1.66	1.65	1.65	1.65
Ratio of net investment income (%)	1.09	*	.77	(.14)	6.01	3.19	4.13
Portfolio turnover rate (%)	49	**	237	114	91	167	331
a For the six months ended March 31, 2011 (Unaudited).
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class C Years Ended September 30,	2011	a	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$10.52		$9.76	$10.14	$10.02	$9.96	$10.12
Income (loss) from investment operations: Net investment incomeb	.06		.07	(.01)	.62	.31	.40
Net realized and unrealized gain (loss)	.10		.75	.19	(.28)	.16	(.25)
Total from investment operations	.16		.82	.18	.34	.47	.15
Less distributions from: Net investment income	(.01)		(.06)	(.31)	(.15)	(.40)	(.31)
Net realized gains	—		—	(.15)	(.07)	(.01)	—
Tax return of capital	—		—	(.10)	—	—	—
Total distributions	(.01)		(.06)	(.56)	(.22)	(.41)	(.31)
Net asset value, end of period	$10.67		$10.52	$9.76	$10.14	$10.02	$9.96
Total Return (%)c,d	1.45	**	8.46	2.27	3.12	4.90	1.58
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14		14	12	10	1	1
Ratio of expenses before expense reductions (%)	1.73	*	1.80	1.89	1.83	2.46	2.71
Ratio of expenses after expense reductions (%)	1.66	*	1.65	1.66	1.65	1.65	1.66
Ratio of net investment income (%)	1.09	*	.77	(.14)	6.01	3.19	4.12
Portfolio turnover rate (%)	49	**	237	114	91	167	331
a For the six months ended March 31, 2011 (Unaudited).
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class S Years Ended September 30,	2011	a	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$10.36		$9.62	$10.08	$9.96	$9.90	$10.12
Income (loss) from investment operations: Net investment incomeb	.11		.18	.08	.72	.40	.48
Net realized and unrealized gain (loss)	.10		.72	.20	(.29)	.16	(.26)
Total from investment operations	.21		.90	.28	.43	.56	.22
Less distributions from: Net investment income	(.06)		(.16)	(.49)	(.24)	(.49)	(.44)
Net realized gains	—		—	(.15)	(.07)	(.01)	—
Tax return of capital	—		—	(.10)	—	—	—
Total distributions	(.06)		(.16)	(.74)	(.31)	(.50)	(.44)
Net asset value, end of period	$10.51		$10.36	$9.62	$10.08	$9.96	$9.90
Total Return (%)c	2.08	**	9.44	3.35	4.04	5.87	2.32
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20		23	19	15	5	1
Ratio of expenses before expense reductions (%)	.87	*	.94	.98	.88	1.47	1.79
Ratio of expenses after expense reductions (%)	.66	*	.65	.67	.70	.75	.80
Ratio of net investment income (%)	2.09	*	1.77	.85	6.96	4.08	4.98
Portfolio turnover rate (%)	49	**	237	114	91	167	331
a For the six months ended March 31, 2011 (Unaudited).
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Institutional Class Years Ended September 30,	2011	a	2010		2009		2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$10.36		$9.62		$10.09		$9.97		$9.91		$10.12
Income (loss) from investment operations: Net investment incomeb	.11		.18		.08		.73		.41		.50
Net realized and unrealized gain (loss)	.10		.72		.19		(.29)		.16		(.26)
Total from investment operations	.21		.90		.27		.44		.57		.24
Less distributions from: Net investment income	(.06)		(.16)		(.49)		(.25)		(.50)		(.45)
Net realized gains	—		—		(.15)		(.07)		(.01)		—
Tax return of capital	—		—		(.10)		—		—		—
Total distributions	(.06)		(.16)		(.74)		(.32)		(.51)		(.45)
Net asset value, end of period	$10.51		$10.36		$9.62		$10.09		$9.97		$9.91
Total Return (%)	2.08	**	9.44	c	3.31	c	4.21	c	6.05	c	2.50	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	158		143		90		119		27		23
Ratio of expenses before expense reductions (%)	.63	*	.68		.75		.74		1.36		1.67
Ratio of expenses after expense reductions (%)	.63	*	.65		.66		.65		.65		.65
Ratio of net investment income (%)	2.12	*	1.77		.86		7.01		4.19		5.13
Portfolio turnover rate (%)	49	**	237		114		91		167		331
a For the six months ended March 31, 2011 (Unaudited).
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Consolidated Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Global Inflation Plus Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Fund is the successor to DWS Global Inflation Plus Fund, a series of DWS Institutional Funds (the "Predecessor Fund"). On February 1, 2011, the Predecessor Fund transferred all of its assets and liabilities to the Fund. All financial and other information contained herein for periods prior to February 1, 2011, is that of the Predecessor Fund. This transaction has no material effect on an investment in the Fund.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, DWS Cayman Global Inflation Plus Fund, Ltd., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivative positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of March 31, 2011, the Fund's investment in the Subsidiary was $10,400,340, representing 4.7% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary.

The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Inflation-Indexed Instruments. Inflation-indexed instruments are fixed income securities whose principal value is adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-indexed instrument will result in an adjustment of interest income. In the case of US Treasury inflation-indexed bonds, investors will receive the greater of their inflation-adjusted principal or the original face value of the bond at maturity.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2010, the Fund had a net tax basis capital loss carryforward of approximately $3,331,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until September 30, 2017 (the expiration date), whichever occurs first.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2010 and has determined that no provision for income tax is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remains open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income are declared and distributed to shareholders monthly. Inflation and deflation adjustments may have a significant impact on the Fund's distributions and may result in a return of capital to shareholders. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward currency contracts, deflationary income and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific series of the Trust, including the Fund, are allocated to that series. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the series in the Trust including the Fund.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Derivative Instruments

Commodity-Linked Swap Contracts. Commodity-linked swaps involve commitments to pay interest in exchange for a commodity linked return based on a notional amount. For the six months ended March 31, 2011, the Fund entered into commodity-linked swap transactions to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. To the extent the return of the reference commodity or commodity index underlying the commodity-linked swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference commodity or commodity index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations.

A summary of the open commodity-linked swap contracts as of March 31, 2011 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended March 31, 2011, the Fund invested in long commodity-linked swap contracts with a total notional amount generally indicative of a range from approximately $53,246,000 to $78,670,000, and the Fund invested in short commodity-linked swap contracts with a total notional amount generally indicative of a range from approximately $8,190,000 to $22,292,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended March 31, 2011, the Fund entered into futures contracts to gain exposure to different parts of the yield curve while managing overall duration. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on fixed-income securities, including on financial indices and security indices. For the six months ended March 31, 2011, as part of this strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global bond markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of March 31, 2011 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended March 31, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $51,934,000 to $108,942,000 and the investment in future contracts sold had a total notional value generally indicative of a range from approximately $29,627,000 to $51,255,000.

Interest Rate Swap Contracts. For the six months ended March 31, 2011, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations.

A summary of the open interest rate swap contracts as of March 31, 2011 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended March 31, 2011, the Fund invested in interest rate swap contracts with a total notional amount generally indicative of a range from $0 to approximately $3,600,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the six months ended March 31, 2011, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations.

A summary of the open total return swap contracts as of March 31, 2011 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended March 31, 2011, the Fund invested in total return swap contracts with a total notional amount generally indicative of a range from approximately $6,800,000 to $20,800,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the six months ended March 31, 2011, as part of this strategy, the Fund used forward currency contracts to gain exposure to changes in the value of foreign currencies.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

A summary of the open forward currency contracts as of March 31, 2011 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended March 31, 2011, the investment in forward currency contracts short vs. US dollars had a total contract value generally indicative of a range from approximately $10,296,000 to $20,554,000 and the investment in forward currency contracts long vs. US dollars had a total contract value generally indicative of a range from approximately $9,609,000 to $26,561,000.

The following table summarizes the value of the Fund's derivative instruments held as of March 31, 2011 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$49,441	$161,497	$210,938
Commodity Contracts (a)	—	1,784,063	—	1,784,063
Foreign Exchange Contracts (b)	542,575	389,715	—	932,290
	$542,575	$2,223,219	$161,497	$2,927,291

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on swap contracts. Futures contracts amount includes cumulative appreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

(b) Unrealized appreciation on open swap and forward foreign currency exchange contracts
Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$—	$(41,778)	$(41,778)
Commodity Contracts (a)	—	(1,269,761)	—	(1,269,761)
Foreign Exchange Contracts (b)	(314,301)	—	—	(314,301)
	$(314,301)	$(1,269,761)	$(41,778)	$(1,625,840)

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on open swap contracts. Futures contracts amount includes cumulative depreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

(b) Unrealized depreciation on open forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended March 31, 2011 and the related location in the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$(334,493)	$609,182	$274,689
Commodity Contracts (a)	—	2,681,808	—	2,681,808
Foreign Exchange Contracts (b)	261,122	—	—	261,122
	$261,122	$2,347,315	$609,182	$3,217,619

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Consolidated Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$886,017	$256,923	$1,142,940
Commodity Contracts (a)	—	(51,422)	—	(51,422)
Foreign Exchange Contracts (b)	231,398	389,715	—	621,113
	$231,398	$1,224,310	$256,923	$1,712,631

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on swap contracts and foreign currency (Consolidated Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the six months ended March 31, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $96,298,475 and $96,087,956, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as subadvisor. As subadvisor to the Fund, QS Investors manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors renders strategic allocation services to the Fund. QS Investors is paid by the Advisor, not the Fund, for the services QS Investors provides to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.375%
Next $1 billion of such net assets	.360%
Next $1 billion of such net assets	.345%
Next $1 billion of such net assets	.330%
Next $1 billion of such net assets	.315%
Over $6 billion of such net assets	.300%

Accordingly, for the six months ended March 31, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.40% of the Fund's daily average net assets.

For the period from October 1, 2010 through January 31, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.90%
Class B	1.65%
Class C	1.65%
Class S	.65%
Institutional Class	.65%

The Board of Trustees, including the Independent Trustees, approved the Fund's Investment Management Agreement and Sub-Advisory Agreement in November 2010. The Fund's Investment Management Agreement and Sub-Advisory Agreement are identical to the Predecessor Fund's Investment Management Agreement and Sub-Advisory Agreement, and, as a result, in approving the Fund's Investment Management Agreement and Sub-Advisory Agreement, the Board relied on its considerations for approving the renewal of the Predecessor Fund's Investment Management Agreement and Sub-Advisory Agreement in September 2010. A discussion regarding the basis for the Board's approval of the Predecessor Fund's Investment Management Agreement and Sub-Advisory Agreement is contained in the annual report for the period ended September 30, 2010.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2011, the Administration Fee was $117,381, of which $21,061 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2011
Class A	$10,258	$10,116	$142
Class B	1,604	1,593	—
Class C	3,576	3,509	67
Class S	10,753	10,652	101
Institutional Class	1,683	—	614
	$27,874	$25,870	$924

In addition, for the six months ended March 31, 2011, the Advisor agreed to reimburse the Fund $12,296 of non-affiliated sub-recordkeeping expenses for Class S shares.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at March 31, 2011
Class B	$9,134	$1,486
Class C	53,713	8,912
	$62,847	$10,398

In addition, DIDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2011	Annualized Effective Rate
Class A	$36,824	$3,001	$14,242	.22%
Class B	3,025	463	1,378	.21%
Class C	17,899	2,071	8,253	.22%
	$57,748	$5,535	$23,873

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2011 aggregated $3,853.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2011, the CDSC for Class B and Class C shares aggregated $3,051 and $1,171, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2011, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "reports to shareholders" aggregated $16,636, of which $9,066 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended March 31, 2011		Year Ended September 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	518,660	$5,410,709	1,812,318	$18,161,914
Class B	15,209	162,011	87,500	873,517
Class C	236,830	2,505,657	656,628	6,609,931
Class S	651,212	6,807,356	1,166,461	11,671,409
Institutional Class	3,992,085	41,430,033	5,551,088	55,535,231
		$56,315,766		$92,852,002
Shares issued to shareholders in reinvestment of distributions
Class A	14,099	$146,912	32,459	$326,551
Class B	246	2,616	1,310	13,437
Class C	1,336	14,186	6,458	66,307
Class S	12,365	128,399	31,000	321,015
Institutional Class	98,569	1,022,449	186,203	1,858,324
		$1,314,562		$2,585,634
Shares redeemed
Class A	(790,014)	$(8,182,530)	(1,235,149)	$(12,350,814)
Class B	(41,672)	(436,749)	(105,617)	(1,066,828)
Class C	(273,798)	(2,863,368)	(513,507)	(5,175,757)
Class S	(1,054,239)	(10,884,241)	(935,632)	(9,340,732)
Institutional Class	(2,890,399)	(30,323,698)	(1,292,731)	(12,885,551)
		$(52,690,586)		$(40,819,682)
Net increase (decrease)
Class A	(257,255)	$(2,624,909)	609,628	$6,137,651
Class B	(26,217)	(272,122)	(16,807)	(179,874)
Class C	(35,632)	(343,525)	149,579	1,500,481
Class S	(390,662)	(3,948,486)	261,829	2,651,692
Institutional Class	1,200,255	12,128,784	4,444,560	44,508,004
		$4,939,742		$54,617,954

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	TIPAX	TIPTX	TIPCX	TIPSX	TIPIX
CUSIP Number	23339C 883	23339C 875	23339C 867	23339C 859	23339C 842
Fund Number	454	654	754	2354	854

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FACTS	What Does DWS Investments Do With Your Personal Information?
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Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

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All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 621-1048 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas, Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2010

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Inflation Plus Fund, a series of DWS Income Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	May 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	May 31, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	May 31, 2011